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                                                                       EXHIBIT 7

                           AGREEMENT OF JOINT FILING

        Pursuant to Rule 13d-1(f)(1) under the Securities Exchange Act of 1934, the undersigned hereby consent to the joint filing of a single Schedule 13D on their behalf and to the joint filing of any single amended Schedule 13D statements thereto. With respect to the ownership by each of the undersigned of shares of Common Stock of International Family Entertainment, Inc. The Undersigned hereby further agree that this statement may be executed in any number of counterparts, each of which when so executed shall be deemed to be an original, but all of which counterparts shall together constitute but one and the same instrument.

Dated: as of June 20, 1997

                                        THE NEWS CORPORATION LIMITED

                                        By: /s/ Arthur M. Siskind
                                           -----------------------------------
                                           Name: Arthur M. Siskind
                                           Title: Director

                                            /s/ K. Rupert Murdoch
                                           -----------------------------------
                                                K. Rupert Murdoch

                                        TWENTIETH HOLDINGS CORPORATION

                                        By: /s/ Jay Itzkowitz
                                           -----------------------------------
                                           Name: Jay Itzkowitz
                                           Title: Senior Vice President and
                                                  Secretary


                                        FOX TELEVISION STATIONS, INC.

                                        By: /s/ Jay Itzkowitz
                                           -----------------------------------
                                           Name: Jay Itzkowitz
                                           Title: Senior Vice President and
                                                  Secretary

                                            /s/ Haim Saban
                                           -----------------------------------
                                                Haim Saban

                                        FOX KIDS WORLDWIDE, INC.

                                        By: /s/ Haim Saban
                                           -----------------------------------
                                           Name: Haim Saban
                                           Title: Chief Executive Officer